Variable Interest Entities	12 Months Ended
Dec. 31, 2015
Disclosure Text Block
Variable Interest Entities

Note 14 Variable Interest Entities

TDS consolidates variable interest entities (“VIEs”) in which it has a controlling financial interest and is the primary beneficiary. A controlling financial interest will have both of the following characteristics: (a) the power to direct the VIE activities that most significantly impact economic performance and (b) the obligation to absorb the VIE losses and right to receive benefits that are significant to the VIE.  TDS reviews these criteria initially at the time it enters into agreements and subsequently when reconsideration events occur.

Consolidated VIEs

As of December 31, 2015, TDS holds a variable interest in and consolidates the following VIEs under GAAP:

  Advantage Spectrum and Frequency Advantage L.P., the general partner of Advantage Spectrum;
  Aquinas Wireless L.P. (“Aquinas Wireless”); and
  King Street Wireless L.P. (“King Street Wireless”) and King Street Wireless, Inc., the general partner of King Street Wireless.

The power to direct the activities that most significantly impact the economic performance of Advantage Spectrum, Aquinas Wireless and King Street Wireless (collectively, the “limited partnerships”) is shared. Specifically, the general partner of these VIEs has the exclusive right to manage, operate and control the limited partnerships and make all decisions to carry on the business of the partnerships; however, the general partner of each partnership needs the consent of the limited partner, a TDS subsidiary, to sell or lease certain licenses, to make certain large expenditures, admit other partners or liquidate the limited partnerships. Although the power to direct the activities of the VIEs is shared, TDS has a disproportionate level of exposure to the variability associated with the economic performance of the VIEs, indicating that TDS is the primary beneficiary of the VIEs.  Accordingly, these VIEs are consolidated.

The following table presents the classification of the consolidated VIEs’ assets and liabilities in TDS’ Consolidated Balance Sheet.

December 31,	2015	2014
(Dollars in thousands)
Assets
Cash and cash equivalents	$1,435	$2,588
Other current assets	265	278
Licenses[1]	648,661	312,977
Property, plant and equipment, net	7,722	10,671
Other assets and deferred charges	147	60,059
Total assets	$658,230	$386,573

Liabilities
Current liabilities	$143	$110
Deferred liabilities and credits	489	622
Total liabilities	$632	$732

[1]	At December 31, 2015, includes purchases totaling $338.3 million made by Advantage Spectrum from the FCC as described below.

Other Related Matters

In March 2015, King Street Wireless made a $60.0 million distribution to its investors.  Of this distribution, $6.0 million was provided to King Street Wireless, Inc. and $54.0 million was provided to U.S. Cellular.

FCC Auction 97 ended in January 2015.  TDS participated in Auction 97 indirectly through its interest in Advantage Spectrum.  A subsidiary of U.S. Cellular is a limited partner in Advantage Spectrum.  Advantage Spectrum applied as a “designated entity,” and expects to receive bid credits with respect to spectrum purchased in Auction 97.  Advantage Spectrum was the winning bidder for 124 licenses for an aggregate bid of $338.3 million, after its expected designated entity discount of 25%.  This amount is classified as Licenses in TDS’ Consolidated Balance Sheet.  Advantage Spectrum’s bid amount, less the initial deposit of $60.0 million paid in 2014, plus certain other charges totaling $2.3 million, were paid to the FCC in March 2015.  These licenses have not yet been granted by and are still pending before the FCC. To help fund this payment, U.S. Cellular made loans and capital contributions to Advantage Spectrum and Frequency Advantage totaling $280.6 million during 2015.  TDS’ capital contributions and advances made to its VIEs totaled $60.9 million in 2014. There were no capital contributions or advances made to VIEs in 2013.

Advantage Spectrum, Aquinas Wireless and King Street Wireless were formed to participate in FCC auctions of wireless spectrum and to fund, establish, and provide wireless service with respect to any FCC licenses won in the auctions. As such, these entities have risks similar to those described in the “Risk Factors” in TDS’ Form 10-K for the year ended December 31, 2015.

TDS may agree to make additional capital contributions and/or advances to Advantage Spectrum, Aquinas Wireless or King Street Wireless and/or to their general partners to provide additional funding for the development of licenses granted in various auctions.  TDS may finance such amounts with a combination of cash on hand, borrowings under its revolving credit agreement and/or other long-term debt. There is no assurance that TDS will be able to obtain additional financing on commercially reasonable terms or at all to provide such financial support.

The limited partnership agreements of Advantage Spectrum, Aquinas Wireless and King Street Wireless also provide the general partner with a put option whereby the general partner may require the limited partner, a subsidiary of U.S. Cellular, to purchase its interest in the limited partnership.  The general partner’s put options related to its interests in King Street Wireless and Aquinas Wireless will become exercisable in 2019 and 2020, respectively.  The general partner’s put options related to its interest in Advantage Spectrum will become exercisable on the fifth and sixth anniversaries of the issuance of any license. The put option price is determined pursuant to a formula that takes into consideration fixed interest rates and the market value of U.S. Cellular’s Common Shares.  Upon exercise of the put option, the general partner is required to repay borrowings due to U.S. Cellular.  If the general partner does not elect to exercise its put option, the general partner may trigger an appraisal process in which the limited partner (a subsidiary of U.S. Cellular) may have the right, but not the obligation, to purchase the general partner’s interest in the limited partnership at a price and on other terms and conditions specified in the limited partnership agreement.  In accordance with requirements under GAAP, TDS is required to calculate a theoretical redemption value for all of the put options assuming they are exercisable at the end of each reporting period, even though such exercise is not contractually permitted.  Pursuant to GAAP, this theoretical redemption value, net of amounts payable to U.S. Cellular for loans and accrued interest thereon made by U.S. Cellular to the general partners (“net put value”), was $1.1 million and $1.2 million at December 31, 2015 and 2014, respectively.  The net put value is recorded as Noncontrolling interests with redemption features in TDS’ Consolidated Balance Sheet.  Also in accordance with GAAP, changes in the redemption value of the put options, net of interest accrued on the loans, are recorded as a component of Net income attributable to noncontrolling interests, net of tax, in TDS’ Consolidated Statement of Operations.

During 2015, TDS recorded out-of-period adjustments attributable to 2013 and 2014, related to an agreement with King Street Wireless.  TDS has determined that these adjustments were not material to the prior quarterly or annual periods, and also were not material to the full year 2015 results.  As a result of these out-of-period adjustments, Net income decreased by $2.8 million and Net income attributable to TDS shareholders decreased by $3.3 million in 2015.